New Perspective Fund, Inc.
              333 South Hope Street, Los Angeles, California 90071
                  Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $204,015
------------------ --------------------------------
------------------ --------------------------------
Class B            $1,631
------------------ --------------------------------
------------------ --------------------------------
Class C            $1,281
------------------ --------------------------------
------------------ --------------------------------
Class F            $2,233
------------------ --------------------------------
------------------ --------------------------------
Total              $209,160
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $762
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $100
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $123
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $34
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $2
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $8
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $123
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $336
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $46
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $742
------------------ --------------------------------
------------------ --------------------------------
Total              $2,276
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.1670
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.0443
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.0697
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.1788
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.1873
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.1133
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.1135
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.1750
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.1783
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.1677
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.1726
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.1873
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.1965
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2062
-------------------- -------------------------------------------

Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            1,190,435
------------------ ----------------------------------
------------------ ----------------------------------
Class B            41,068
------------------ ----------------------------------
------------------ ----------------------------------
Class C            23,147
------------------ ----------------------------------
------------------ ----------------------------------
Class F            16,581
------------------ ----------------------------------
------------------ ----------------------------------
Total              1,271,231
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        6,458
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,494
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,836
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        388
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        54
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          141
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          3,405
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          5,872
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          2,856
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          4,255
------------------ ----------------------------------
------------------ ----------------------------------
Total              26,759
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $21.33
----------------------- -------------------------
----------------------- -------------------------
Class B                 $21.02
----------------------- -------------------------
----------------------- -------------------------
Class C                 $20.97
----------------------- -------------------------
----------------------- -------------------------
Class F                 $21.29
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $21.29
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $21.07
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $21.07
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $21.19
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $21.28
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $21.08
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $21.10
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $21.19
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $21.28
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $21.37
----------------------- -------------------------